SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    ---------



                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 6, 2000



                     WILSHIRE FINANCIAL SERVICES GROUP INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                  0-21845             93-1223879

    (State or other jurisdiction    (Commission         (IRS Employer
           of incorporation)        File Number)      Identification No.)

             1776 SW Madison Street, Portland, OR        97205
           (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (503) 223-5600





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Item 4.           Changes in Registrant's Certifying Accountant.

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K/A previously filed by Wilshire Financial Services Group Inc. (the "Company") on October 19, 2000. This report includes a revised letter from the Company's former independent accountants stating whether they agree with the statements made in this report.

         On October 6, 2000, Wilshire Financial Services Group Inc. elected not to renew the engagement of the Company's independent accountants, Arthur Andersen LLP. The decision was recommended by the Audit Committees of the Boards of Directors of the Company and its wholly-owned subsidiary, First Bank of Beverly Hills, FSB and approved by the Board of Directors of the Company.

         Arthur Andersen LLP's report on the Company's financial statements for the year ended December 31, 1999 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles. However, the report made reference to the adoption of a new basis of accounting resulting from the Company's emergence from bankruptcy. In its report on the financial statements of the Company for the year ended December 31, 1998, Arthur Andersen LLP modified its opinion on the financial statements to indicate uncertainties about the Company's ability to continue as a going concern. As such, Arthur Andersen cited certain factors disclosed by the Company in its financial statements that raised a substantial doubt about the ability of the Company to continue as a going concern.

         During the Company's two most recent fiscal years and during the current year through October 6, 2000, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make a reference to the subject matter of the disagreement in connection with their reports. In addition, during the Company's two most recent fiscal years and during the current year through October 6, 2000, there were no reportable events as described in Regulation S-K, Item 304(a)(1)(v).

         The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated October 19, 2000, is filed as Exhibit 16.1 to this Form 8-K/A.

         The Company engaged Deloitte & Touche LLP as the Company's new independent accountants and tax advisors as of October 11, 2000. During the two most recent years and through October 11, 2000, the Company has not consulted with Deloitte & Touche LLP on any items which concern the subject matter of a disagreement or reportable event with the former auditor as described in Regulation S-K, Item 304(a)(2).

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.

         16.1     Letter from Arthur Andersen LLP

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2000                    WILSHIRE FINANCIAL SERVICES GROUP INC.
                                          --------------------------------------
                                          Registrant

                                          /s/ Bruce A. Weinstein

                                          --------------------------------------
                                          Bruce A. Weinstein
                                          CHIEF FINANCIAL OFFICER

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                         INDEX TO SCHEDULES AND EXHIBITS

Exhibit Number             Description

         16.1                       Letter from Arthur Andersen LLP